EXHIBIT 99.2

 Investors Presentation   ®    Second Quarter 2017 Results  August 3, 2017

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2017 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of August 3, 2017 and as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2017 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- **Future operating results**
- **Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses**
- **Deployment of cash and investment balances to grow the company**
- **Subscriber growth, retention, usage levels and average revenue per account**
- **Cloud service and digital media growth and continued demand for fax services**
- **International growth**
- **New products, services, features and technologies**
- **Corporate spending including stock repurchases**
- **Intellectual property and related licensing revenues**
- **Liquidity and ability to repay or refinance indebtedness**
- **Network capacity, coverage, reliability and security**
- **Regulatory developments and taxes**

All information in this presentation speaks as of August 3, 2017 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

2

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- **Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines**
- **Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise**
- **Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies**
- **Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization**
- **New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes**
- **Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach**
- **Competition from others with regard to price, service, content and functionality**
- **Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP**
- **Inability to continue to expand our business and operations internationally**
- **Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations**
- **Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans**
- **Inability to maintain and increase our cloud services customer base or average revenue per user**
- **Enactment of burdensome telecommunications, Internet, advertising, health care or other regulations, or being subject to existing regulations**
- **Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return**
- **Loss of services of executive officers and other key employees**
- **Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2017 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC**

3

   Q2 2017 Results

2017 Q2 Accomplishments

Record Q2 '17 Consolidated Results

- Q2 Results: All-time quarterly record Revenue $273M
  - EBITDA(1)(2) $110M, FCF(1)(2) $71M, and Adjusted EPS(1)(2) $1.33
- Q2 '17 Revenue up $61M or 29% vs. prior year (largest QoQ increase), EBITDA(1)(2) up $13M or 13% vs. prior year
- Executing M&A investment to further improve market position
  - 4 acquisitions completed in Q2 2017, all in the Cloud segment
- $331M in cash and cash equivalents as of quarter ending June 2017 / Currently $380M+

Cloud Segment

- Q2 '17 Revenue of $145M, up $2M or 1.5% vs. prior year, EBITDA(1)(2) up $1.6M or 2.2% vs. prior year
  - Revenue growth in constant currencies is higher at 2.5%
- EBITDA margin(1)(2)(3) up to 53.2% as compared to 52.9% in prior year
- Cancel Rate 2.1%, lowest since 2015

Digital Media Segment

- Q2 '17 all-time high Revenue of $128M up $59M or +85% vs. prior year
- Q2 '17 EBITDA(1)(2) up $11M or 43% vs. prior year

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(1) Figures are Adjusted Non-GAAP.
(2) See slides 20-24 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and EBITDA.
(3) EBITDA margin defined as EBITDA divided by Revenue

   j2 Global Consolidated

 7  Q2 2017 Results vs. Prior Year  See slides 20-24 for a GAAP reconciliation of revenue, adjusted non-GAAP gross profit, adjusted non-GAAP operating profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by segment.Includes Allocation from Cloud Connect to Cloud Services of $1.6M in Q2 ‘17 and $1.7M in Q2 ’16The Consolidated j2 Global data may not foot as each segment is calculated independently  ($ in thousands)

   Business Cloud Services

 Q2 ‘17 all-time high Cloud Connect Revenue of $96M, +3% vs. Q2 ’16Q2 ‘17 Fax Revenue of $79M, continues to grow versus Q2 ’16, driven by strength in our premium eFax brand and Sfax acquisitionAll-time high Fax Revenue represents 29% of consolidated Q2 ‘17 Revenue vs 36% prior yearSubscriber base of 2.4M DIDs, +1.4% vs. Q2 ’16Corporate Fax Revenue continues to grow, up 11% vs Q2 ‘16Voice Revenue of $17M, grew 6% vs. Q2 ’16Acquired MyPhoneFax (Fax87 & Onlinefaxes.com) on June 30, 2017  Q2 2017 Cloud Connect (Fax/Voice) Highlights  9

Q2 2017 Cloud Backup Highlights

- Q2 '17 Revenue of $28M, , flat vs prior year in constant currencies
- Q2 ' 17 Revenue, -4% vs Q2 '16, affected by FX
  - International Revenue is ~40%
- EBITDA[(1)(2)] continues to be > 50%
- Acquired CloudRecover an Australian-based Backup provider to SMB
  - Expanded service into Australia, we now have operations in 10 countries
  - Positions us to provide a wide range of data protection services including Cloud Backup, DRaaS & eDiscovery
- Upgraded to new state of the art domestic data center to improve back up performance including recovery time

10

(1) Figures are Adjusted Non-GAAP
(2) See slides 20-24 for a GAAP reconciliation of revenue and EBITDA.

Q2 2017 Email Security & Email Marketing Highlights

Email Security

- Q2 '17 Revenue of $10.6M and EBITDA[(1)(2)] of $3.7M (35% margin)
  - Sequential quarterly growth of ~6.5% topline and 17% in EBITDA
  - Organic growth, increasing margin, M&A
- Acquired Nordic-based WeCloud & Simitu in Q2 2017, 40% revenue increase in Nordics

Email Marketing

- Q2 '17 Revenue of $7.7M, +22% vs. Q2 '16
- EBITDA[(1)(2)] margin remains > 50%
- Campaigner continues to focus on product development and sales efforts upstream to higher premium, mid-market customers
  - Usage[(3)] up 14% vs Q2 '16
  - ARPA[(4)] up 22% vs Q2 '16

(1) Figures are Adjusted Non-GAAP
(2) EBITDA margin defined as EBITDA divided by Revenue
(3) Usage defined as total numbers of email sent per month
(4) ARPA defined as Average Revenue per Account per month

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   Digital Media

Q2 2017 Digital Media Highlights

- Digital media business demonstrating strong fundamentals
  - Q2 ‘17 Revenue of $128M, up 85% vs. Q2 ’16
  - Q2 ‘17 EBITDA[1][2] of $37M, up 43% vs. Q2 ’16
  - Total multi-platform visits were up 17% YoY at 1.4B [3]

- Everyday Health, Medpage Today and WhatToExpect continue to launch new products and features and expand their reach on social platforms
  - Everydayhealth.com introduced a visual storytelling product (Visualizer) for the first FDA approved drug to treat Primary Progressive Multiple Sclerosis
  - Everyday Health social followers grew 16% YOY to 568K, driven by an emphasis on Diet/Nutrition and Healthy Living
  - WhatToExpect moved into the affiliate commerce space with the launch of a weekly MomDeals email; the release of a Daily Deals Blog featuring 5+ new deals per day; and with over 50 product buying guides now live
  - Medpage today saw a 40% increase in video plays vs. prior year, to 142K[3] plays in Q2 ’17

- Commerce revenue grew 45% vs. Q2 2016
  - Shopping clicks to our merchant partners reached a quarterly record high of 34.3 M, a 43% increase YOY and over 1.6M more than Q4 ‘16 holiday shopping quarter[3]
  - AskMen launched a Subscription Review Hub (http://www.askmen.com/subscriptions/) with reviews of 48 brands across eight categories


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(1) Figures are Adjusted Non-GAAP
(2) See slides 20-24 for a GAAP reconciliation of revenue and EBITDA
(3) Google Analytics (GA), Omniture and /or Partner Platforms

13

Q2 2017 Digital Media Highlights


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- IGN's continues to expand video programming and distribution partnerships
  - Launched The IGN Show, a daily, half-hour gaming and pop culture variety show, on cable TV's Disney XD
  - Served as Twitter's exclusive E3 Expo partner, broadcasting live for 30 hours
    - Reach over 87 million viewers across all IGN channels and platforms(2)
    - Generated over 212 million video views and 623 million social impressions(2)
  - IGN growing into a major channel for the premiering of movies, TV shows and games
    - Live streaming partner for Universal Studios' "Fate of the Furious" red carpet movie premiere
    - Live Facebook video Q&A and behind-the-scenes look with the cast of the AMC's "Preacher"
    - Live streaming partner for Activision's "Call of Duty: WWII" game premiere
  - Video subscribers and engagement grew substantially
    - IGN passed the 10M subscriber mark on YouTube(3)
    - YouTube watch time set a new record in Q2 with 1B total minutes viewed(3)


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5-hour ENERGY

- Ookla achieved key milestones during Q2 2017
  - Speedtest app installs eclipsed 280M, an increase of 30% YOY(1)
  - Total tests across all platforms exceed 800M tests (+17% YOY) with mobile tests growing 23.5% YOY(2)

SPEEDTEST™

- Key additions to the Ziff Davis executive team
  - Mike Finnerty: General Manager, Ziff Davis Tech and Commerce, previously SVP Global Strategy at The Weather Company
  - Mitch Galbraith: General Manager, IGN Entertainment, previously COO at Funny or Die
  - Jeff Blatt: General Manager, Everyday Health Professional, previously CEO of Synapse and SVP, Time Inc.
  - Lisa Kennedy: General Manager, Everyday Health Consumer, previously President of Ideel and GM of Groupon Goods

(1) Internal Test Database
(2) Twitter
(3) YouTube

14

   2017 Financial Guidance

Reconfirming 2017 Guidance

Revenues	**$1,130M - $1,170M**
Adjusted Non-GAAP EPS(1)(2)	**$5.60 - $6.00**

- Sold Cambridge BioMarketing LLC in July $30M + up to $5M earn out
  - Financial impact - Revenue ($15M) / Adjusted EPS ($0.04)
- Refinanced $250M 8.0% Notes and $225M Bank Line
  - June 27 issued $650M of 6.0% Senior Unsecured Notes by j2 Cloud Services™ LLC
  - Financial Impact - Adjusted EPS ($0.08)
  - Non-GAAP Interest expense is $13.7M per quarter
  - Overlapping interest expense on the 8.0% Notes has been excluded in Adjusted non-GAAP EPS(3)

(1) Figures are adjusted Non-GAAP.

(2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2017 (excluding certain expenses that may not be indicative of our recurring core business operating results) will be between 28.5% and 30.5%

(3) Overlapping Interest Expense was from June 27, 2017 through July 31, 2017

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   Supplemental Information

 18  See slide 20-24 for a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPSSee slide 20 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activitiesSee slide 20 for a definition of adjusted EBITDA and reconciliation to Net Income  Financial Metrics: Consolidated

Financial & Other Metrics Cloud & Media

(in Thousands)	Total Cloud 2016 Q1	2016 Q2	2016 Q3	2016 Q4	2017 Q1	2017 Q2
Revenue by Type						
Fixed Subscriber Revenues	$115,496	$117,199	$117,816	$117,885	$115,726	$117,556
Variable Subscriber Revenues	$21,453	$24,156	$24,396	$23,944	$24,606	$25,863
Subscriber Revenues	**$136,949**	**$141,355**	**$142,212**	**$141,830**	**$140,332**	**$143,419**
Other Licenses Revenues [1]	$1,191	$1,105	$1,130	$1,168	$1,212	$1,291
Total Cloud Revenues	**$138,139**	**$142,460**	**$143,342**	**$142,998**	**$141,544**	**$144,709**
Revenue - DID vs. Non-DID						
DID Based Revenues	$89,967	$92,592	$92,396	$92,787	$93,438	$95,490
Non-DID Based Revenues	$48,173	$49,868	$50,946	$50,211	$48,106	$49,220
Total Cloud Revenues	**$138,139**	**$142,460**	**$143,342**	**$142,998**	**$141,544**	**$144,709**
Cloud Services Customers [2]	**3,074**	**3,081**	**3,108**	**3,109**	**3,116**	**3,141**
Average Monthly Revenue/Customers [3]	$15.00	$15.31	$15.32	$15.21	$15.03	$15.28
Cancel Rate [4]	2.22%	2.23%	2.28%	2.15%	2.27%	2.10%

(in Thousands)	Media 2016 Q1	2016 Q2	2016 Q3	2016 Q4	2017 Q1	2017 Q2
Digital Media Traffic [5]						
Visits	1,096,332	1,159,925	1,448,339	1,287,501	1,401,666	1,352,200
Views	3,637,100	4,215,216	5,405,305	4,805,816	5,386,097	6,054,062

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

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20  Free Cash Flow (1)  Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposesAdjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes   GAAP Reconciliation Free Cash Flow & Adjusted EBITDA  Adjusted EBITDA (2)  ($ in millions)

 21  GAAP Reconciliation Q2 Adjusted Non-GAAP Earnings & EPS  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of amortization of acquired patents and intangible assets 4) Elimination of additional income tax (expense) benefit from prior years  ($ in thousands)

 22  GAAP Reconciliation Q2 Adjusted Non-GAAP Earnings & EPS (continued)  Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications: 1) Elimination of shared-based compensation expense and associated payroll taxes 2) Elimination of certain acquisition-related integration costs 3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes 4) Elimination of amortization of acquired patents and intangible assets 5) Elimination of additional income tax (expense) benefit from prior years * Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently  ($ in thousands)

 23  GAAP Reconciliation Q2 2017 Adjusted EBITDA  ($ in thousands)

 24  GAAP Reconciliation Q2 2016 Adjusted EBITDA  ($ in thousands)

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